UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 16, 2001
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated
October 16, 2001 attached as Exhibit 20, relating to the unaudited results for the nine months ended September 30, 2001.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated
October 16, 2001 attached as Exhibit 20, relating to the unaudited results for the nine months ended September 30, 2001.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     October 17, 2001                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated October 16, 2001

Exhibit 20


                              NEWS RELEASE

FOR IMMEDIATE RELEASE
October 16, 2001

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
        UNAUDITED RESULTS THIRD QUARTER 2001 - YEAR-TO-DATE $867,000

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ SMALLCAP MARKET/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $867,000 for the nine months ended September 30, 2001, an increase of $125,000, or 16.8%, from the $742,000 reported for the same period in 2000. Basic earnings per share were $0.91 in 2001, compared to $0.68 in 2000, while fully diluted earnings per share were $0.89 in 2001, compared to $0.67 in 2000.

Net interest income was $4,321,000 for the nine months ended September 30, 2001, compared to $4,368,000 for the first nine months in 2000, a decrease of
$47,000, or 1.1%. The provision for loan losses was $114,000 for the nine months ended September 30, 2001 compared to $225,000 for the same period in 2000. The provision for loan losses was $111,000 lower in 2001 due to a reduction in total nonperforming loans.

Noninterest income totaled $1,584,000 in 2001, $323,000, or 25.6%, higher than the $1,261,000 recorded for the nine months ended September 30, 2000. This increase was due primarily to an increase in insurance sales commissions, which totaled $875,000 for the nine months ended September 30, 2001, compared to $569,000 for the same period in 2000. Noninterest expense was $4,345,000 in 2001, $171,000, or 4.1%, higher than the $4,174,000 reported for the nine months ended September 30, 2000.

Net income totaled $317,000 for the quarter ended September 30, 2001, compared to $247,000 for the quarter ended September 30, 2000. Basic earnings per share for the third quarter of 2001 were $0.35, compared to $0.24 in 2000, while fully diluted earnings per share were $0.33 in 2001, compared to $0.24 in 2000.

Total assets at September 30, 2001 were $167.6 million, an increase of $7.9 million, or 4.9%, from total assets of $159.7 million at December 31, 2000.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign,
Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.



This earnings report may contain certain forward-looking statements that are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the Nasdaq SmallCap
Market
System under the symbol "GTPS."

                              ###
                          GTPS-pr-01-10

Great American Bancorp, Inc.
Consolidated Balance Sheet
September 30, 2001 and December 31, 2000
(in thousands)
                                           Sept. 30, 2001      Dec. 31, 2000
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       5,534      $       6,104
Interest-bearing demand deposits                    8,166              4,539
                                              -------------------------------
 Cash and cash equivalents                         13,700             10,643

Investment securities:
 Available for sale                                    --              3,009
 Held to maturity                                   2,255              3,153
Loans                                             142,870            133,620
 Allowance for loan losses                           (991)              (889)
                                            --------------------------------
  Net loans                                       141,879            132,731
Premises and equipment                              6,406              6,802
Federal Home Loan Bank stock                        1,150                890
Other assets                                        2,231              2,449
                                            --------------------------------
   Total assets                             $     167,621      $     159,677
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $      11,654      $      11,573
  Interest bearing                                112,446            112,112
                                            --------------------------------
   Total deposits                                 124,100            123,685


 Federal Home Loan Bank Advances                   23,000             14,000
 Other liabilities                                  1,990              1,760
                                            --------------------------------
   Total liabilities                              149,090            139,445
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    20,122             20,036
Retained earnings --
 substantially restricted                          17,599             17,043
Net unrealized gain on securities
 available for sale                                    --                  5
                                            --------------------------------
                                                   37,742             37,105
Less:
 Treasury stock - 1,168,885 and
  1,014,250 shares                                (19,085)           (16,570)
 Unearned employee stock
  ownership plan shares                               (49)              (197)
 Unearned incentive plan shares                       (77)              (106)
                                            --------------------------------
                                                  (19,211)           (16,873)
                                            --------------------------------
Total stockholders' equity                         18,531             20,232
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     167,621      $     159,677
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Nine Months Ended September 30, 2001 and 2000
(unaudited, in thousands, except share data)


                                           Sept. 30, 2001     Sept. 30, 2000
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      8,320      $       7,919
 Investment securities
  Taxable                                             296                337
  Tax exempt                                           --                 13
 Deposits with financial
  institutions and other                              193                208
                                            --------------------------------
   Total interest income                            8,809              8,477
                                            --------------------------------
Interest expense:
 Deposits                                           3,783              3,718
 Federal Home Loan Bank advances                      679                362
 Other                                                 26                 29
                                            --------------------------------
   Total interest expense                           4,488              4,109
                                            --------------------------------
   Net interest income                              4,321              4,368
Provision for loan losses                             114                225
                                            --------------------------------
   Net interest income after
     provision for loan losses                      4,207              4,143
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 99                147
 Insurance sales commissions                          875                569
 Service charges on deposit accounts                  417                414
 Loan servicing fees                                    9                 14
 Other customer fees                                  123                111
 Net gains on loan sales                               29                 --
 Other income                                          32                  6
                                            --------------------------------
   Total noninterest income                         1,584              1,261
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                     2,412              2,274
 Net occupancy expenses                               450                498
 Equipment expenses                                   455                450
 Data processing fees                                  59                 65
 Deposit insurance expense                             18                 19
 Printing and office supplies                         226                204
 Legal and professional fees                          171                172
 Directors and committee fees                          76                 74
 Insurance expense                                     39                 33
 Marketing and advertising expenses                   142                133
 Other expenses                                       297                252
                                            --------------------------------
   Total noninterest expense                        4,345              4,174
                                            --------------------------------
   Income before income tax                         1,446              1,230
Income tax expense                                    579                488
                                            --------------------------------
   Net income                               $         867      $         742
                                            ================================
Earnings per share:
 Basic                                      $        0.91      $        0.68
                                            ================================
 Diluted                                    $        0.89      $        0.67
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended September 30, 2001 and 2000
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                           Sept. 30, 2001     Sept. 30, 2000
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,843      $       2,703
 Investment securities
  Taxable                                              79                111
  Tax exempt                                           --                  6
 Deposits with financial
  institutions and other                               36                 69
                                            --------------------------------
   Total interest income                            2,958              2,889
                                            --------------------------------
Interest expense:
 Deposits                                           1,225              1,269
 Federal Home Loan Bank advances                      238                164
 Other                                                  8                 10
                                            --------------------------------
   Total interest expense                           1,471              1,443
                                            --------------------------------
   Net interest income                              1,487              1,446
Provision for loan losses                              42                 75
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,445              1,371
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 25                 52
 Insurance sales commissions                          273                197
 Service charges on deposit accounts                  143                141
 Loan servicing fees                                    3                  4
 Other customer fees                                   40                 39
 Net gains on loan sales                               29                 --
 Other income                                          21                  1
                                            --------------------------------
   Total noninterest income                           534                434
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       829                762
 Net occupancy expenses                               147                157
 Equipment expenses                                   149                154
 Data processing fees                                  23                 25
 Deposit insurance expense                              6                  6
 Printing and office supplies                          75                 69
 Legal and professional fees                           51                 67
 Directors and committee fees                          26                 25
 Insurance expense                                     13                 11
 Marketing and advertising expenses                    45                 46
 Other expenses                                        98                 70
                                            --------------------------------
   Total noninterest expense                        1,462              1,392
                                            --------------------------------
   Income before income tax                           517                413
Income tax expense                                    200                166
                                            --------------------------------
   Net income                               $         317      $         247
                                            ================================
Earnings per share:
 Basic                                      $        0.35      $        0.24
                                            ================================
 Diluted                                    $        0.33      $        0.24
                                            ================================

Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                           Sept. 30, 2001     Sept. 30, 2000
----------------------------------------------------------------------------
Total assets                                $     167,621      $     157,588
Total loans, net                                  141,879            131,035
Loan loss reserve                                     991                803
Non-performing assets                                 189                314
Non-performing assets to total assets               0.11%              0.20%
Allowance for loan losses to total assets           0.59%              0.51%
Investment securities                               2,255              6,200
Total deposits                                    124,100            123,878
Checking deposits                                  28,151             27,187
Money market deposits                              11,147              9,953
Passbook savings deposits                          14,145             13,777
Certificates of deposit                            70,657             72,961
Total stockholders' equity                         18,531             20,116



                              For the Three Months       For the Nine Months
                                Ended September             Ended September
                                2001       2000             2001       2000
                                  (unaudited)                 (unaudited)
----------------------------------------------------------------------------
Net interest margin             3.91%      4.05%            3.89%      4.13%
ROA (annualized)                0.76%      0.63%            0.71%      0.64%
ROE (annualized)                6.56%      4.84%            5.94%      4.72%